Shareholders' equity and dividends	12 Months Ended
Dec. 31, 2019
Shareholders equity and dividends [Abstract]
Shareholders equity and dividends [text block]

17 Shareholders' equity and dividends

At 31 December 2019, Equinor’s share capital of NOK 8,346,653,047.50 (USD 1,184,547,766) comprised 3,338,661,219 shares at a nominal value of NOK 2.50. Share capital at 31 December 2018 was NOK 8,346,653,047.50 (USD 1,184,547,766 )comprised 3,338,661,219 shares at a nominal value of NOK 2.50.

Equinor ASA has only one class of shares and all shares have voting rights. The holders of shares are entitled to receive dividends as and when declared and are entitled to one vote per share at the annual general meeting of the company.

A temporary 2-year scrip programme, approved by Equinor’s annual general meeting in May 2016 ended as planned with the last scrip shares issued in the first quarter of 2018 based on the dividend related to third quarter 2017.

During 2019 dividend for the third and for the fourth quarter of 2018 and dividend for the first and second quarter of 2019 were settled. Dividend declared but not yet settled, is presented as dividends payable in the Consolidated balance sheet. The Consolidated statement of changes in equity shows declared dividend in the period (retained earnings), Dividend declared in 2019 relate to the fourth quarter of 2018 and to the first three quarters of 2019.

On 5 February 2020, the board of directors proposed to declare a dividend for the fourth quarter of 2019 of USD 0.27 per share (subject to annual general meeting approval). The Equinor share will trade ex-dividend 15 May 2020 on Oslo Børs and for ADR holders on New York Stock Exchange. Record date will be 18 May 2020 and payment date will be 29 May 2020.

	At 31 December
(in USD million)	2019	2018

Dividends declared	3,453	3,064
USD per share or ADS	1.0400	0.9200

Dividends paid in cash	3,342	2,672
USD per share or ADS	1.0100	0.9101
NOK per share	8.9664	7.4907

Scrip dividends	0	338
Number of shares issued (millions)	0.0	15.5

Sum dividends settled	3,342	3,010

Share buy-back programme

In September 2019 Equinor launched a USD 5 billion share buy-back programme, where the first tranche of the programme of around USD 1.5 billion ended 4 February 2020. For the first tranche Equinor has entered into an irrevocable agreement with a third party for up to USD 500 million of shares to be purchased in the market, while around USD 1.0 billion of shares from the Norwegian State will in accordance with an agreement with the Ministry of Petroleum and Energy be redeemed at the next annual general meeting in order for the Norwegian State to maintain their ownership percentage in Equinor. As of 31. December 2019 USD 442 million of the USD 500 million order has been acquired in the open market, of which USD 442 million has been settled.

The first tranche of USD 500 million (both acquired and remaining order) has been recognised as a reduction in equity as treasury shares due to the irrevocable agreement with the third party. The remaining order of the first tranche is accrued for and classified as Trade, other payables and provisions. The recognition of the State’s share will be deferred until the decision at the annual general meeting in May 2020.

Number of shares	2019
Share buy-back programme at 1 January	-
Purchase	23,578,410
Cancellation	-

Share buy-back programme at 31 December	23,578,410

Employees share saving plan

Number of shares	2019	2018
Share saving plan at 1 January	10,352,671	11,243,234
Purchase	3,403,469	2,740,657
Allocated to employees	(3,681,428)	(3,631,220)

Share saving plan at 31 December	10,074,712	10,352,671

In 2019 and 2018 treasury shares were purchased and allocated to employees participating in the share saving plan for USD 68 million and USD 68 million, respectively. For further information, see note 6 Remuneration.